    As filed with the Securities and Exchange Commission on November 29, 2001
                                                      Registration No. 333-63578
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                            THE SECURITIES ACT OF 1933
                              Star Scientific, Inc.
             (Exact name of registrant as specified in its charter)
        Delaware                                             13-3949418
(State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                       Identification No.)
                                 801 Liberty Way
                             Chester, Virginia 23836
                                 (804) 530-0535
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                -------------------------------------------------
                              Paul L. Perito, Esq.
          Chairman of the Board, President and Chief Operating Officer
                              Star Scientific, Inc.
                              7475 Wisconsin Avenue
                               Bethesda, MD 20814
                                 (301) 654-8300

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                -------------------------------------------------
                                    Copy to:
                             Walter E. Jospin, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                     600 Peachtree Street, N.E., Suite 2400
                                Atlanta, GA 30308
                                 (404) 815-2400

   Approximate date of commencement of proposed sale to the public: The sale of the common stock pursuant to this Registration Statement terminated on September 1, 2001.
   If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

     This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-63578) of Star Scientific, Inc. is being filed to de-register 18,000 shares of our common stock, which were not sold by the selling stockholders as of September 1, 2001. The terms of the offering are described in the prospectus which was filed as a part of the registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Star Scientific, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda, State of Maryland, on November 29, 2001.

                                           Star Scientific, Inc.

                                           By:  /s/ Jonnie R. Williams
                                              -----------------------------
                                                 Jonnie R. Williams
                                                 Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


       Signature                                  Title                                   Date
       -------------------------              ----------------------------           ---------------

       /s/ Jonnie R. Williams
       -------------------------         Chief Executive Officer and                November 29, 2001
          Jonnie R. Williams             Director
                                         (Principal Executive Officer)

       /s/ Paul L. Perito
       -------------------------         Chairman of the Board,                     November 29, 2001
            Paul L. Perito               President and Chief
                                         Operating Officer

       /s/ Christopher G. Miller
       -------------------------         Chief Financial Officer and                November 29, 2001
        Christopher G. Miller            Director
                                         (Principal Financial and
                                         Accounting Officer)


                  *                      Director                                   November 29, 2001
       -------------------------
         Robert J. DeLorenzo


                  *                      Director                                   November 29, 2001
       -------------------------
            Martin Leader


                  *                      Director                                   November 29, 2001
       -------------------------
           Elliot D. Prager

                  *
       ----------------------
            Leo S. Tonkin                Director                                  November 29, 2001


                  *                      Director                                  November 29, 2001
       ----------------------
         Whitmore B. Kelley


         *By: /s/  Jonnie R. Williams
             --------------------------------------
             Jonnie R. Williams, Attorney in Fact


                                      II-2